Reprinted from

[Photograph of            LOUIS RUKEYSER'S MUTUAL FUNDS
Louis Rukeyser]                  NOVEMBER 1995

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1-800-892-9702.

ALL THAT GLITTERS

BY MARK SALZINGER

People who bought gold at its peak of $875 an ounce on January 21, 1980, have seen the value of their holdings cut by well over half. Those who bought gold-mining stocks haven't lost their shirts but haven't gotten rich, either (see the chart below). Since February, though, the S&P Gold Stock Index has gained 23%--even though physical gold has hardly budged from its 1994 year-end price of $383 an ounce. Does the recent rally in select gold-mining stocks portend a return to glory for the metal? We asked three gold-industry experts for their best 24-karat advice.--LR

Victor Flores, manager of United Services Gold Shares and United Services World Gold (800-873-8637), thinks gold bullion will hold above $380 an ounce. He's encouraged because longer-term investors, as well as jewelry buyers from India and the Far East, are buying whenever speculators or government central banks sell large quantities of gold around that price. Flores believes gold-equity prices won't fall much unless investors and jewelry buyers fail to soak up bullion supply.

For World Gold, Flores seeks companies with low production costs, lots of gold in the ground and active prospecting efforts. His current favorite stock? Ashanti Gold Fields. Ashanti spends about $200 to mine an ounce of gold (the average mine's cash cost per ounce is $275 in South Africa and $225 in North America) and should increase its production 100% by the year 2001, to two million ounces a year. Flores expects the company, privatized by the Ghanaian government just last year, to earn $1.20 a share in 1995 and at least $1.40 in 1996.

For Gold Shares, Flores sticks mainly to South African miners, so conservative investors need to be wary. South African gold-mining profits are very sensitive to the price of gold bullion because of high mining costs. When gold bullion rallies, South African mining stocks do great, but when bullion falls, watch out. United Services Gold Shares lost 51% in 1992 and gained 124% the next year.

Douglas Donald, manager of Scudder Gold (800-225-2470), believes many gold-mining stocks have outperformed bullion lately because they earn nice profits at a gold price of $375 an ounce. He also notes that "the fourth quarter last year was awful for gold- mining stocks. This year they're rebounding."

Donald thinks some gold-mining stocks will continue to shine. Like Flores, he favors low-cost producers who use excess cash to find and develop new mines. Case in point: Hemlo Gold Mines, a Canadian company that spends only $109 to produce an ounce of gold. Donald expects Hemlo's only mine to continue bearing gold for 14 years. In the meantime, the company can use its strong cash flow to prospect for new sources.

Jeffrey Christian, managing director of precious-metals consultant CPM Group (212- 785-8320), predicts that bullion won't rise much, at least until mid-1996. According to Christian, investment demand for gold bullion and coins, not jewelry demand, has the most dramatic effect on the yellow metal's price. Christian says investment demand won't pick up unless inflation flares or some major political/economic event, like war, roils the stock and bond markets. Both possibilities seem remote, he says, but gold could rally to $415 an ounce in 1996 if the stock market falls amid uncertainty about U.S. elections, prompting investors to park their money in the yellow metal until the political landscape clears.

Mark Salzinger is managing editor of Louis Rukeyser's Mutual Funds.

IS GOLD AN INFLATION HEDGE?

Both Flores and Donald say that, contrary to mainstream opinion, "gold bullion and gold-mining stocks are poor inflation hedges." Christian agrees that gold doesn't hedge against long-term gradual inflation, but thinks it protects when inflation exceeds an annual rate of 7%.

GOLDEN PARACHUTE

All three experts think gold bullion and gold-mining stocks provide good portfolio diversification. Here's why: in 10 of the 11 months that the S&P 500 has lost more than 5% since August 1981, gold bullion has gained. South African gold-mining stocks, represented here by the closed-end fund ASA (NYSE: ASA), also tend to rally when the U.S. stock market drops. Note, however, that ASA fell nearly as much as the S&P in October 1987. (No data are available for a pure North American gold-mining stock index covering the period in the table.)

                                                         % CHANGE
                                           ------------------------------------
                                           S&P 500      GOLD PRICE    ASA PRICE
     --------------------------------------------------------------------------
     Aug. 1981 ....................         -6.2%           4.8%          4.2%

     Sep. 1981 ....................         -5.4            0.8           1.3

     Feb. 1982 ....................         -6.1           -6.3         -17.7

     May 1984 .....................         -5.9            2.3          -3.3

     Jul. 1986 ....................         -5.9            3.5           0.0

     Sep. 1986 ....................         -8.5           10.0           9.4

     Oct. 1987 ....................        -23.9            2.0         -23.3

     Nov. 1987 ....................         -5.9            5.1          12.3

     Jan. 1990 ....................         -6.9            3.4          14.4

     Aug. 1990 ....................         -9.4            4.1           5.3

     Sep. 1990 ....................         -5.1            5.3          -0.2

Source:  Bloomberg.

PRECIOUS-METALS FUNDS VS. S&P 500

[Morningstar table showing how much $1,000 invested on Dec. 31, 1979, would be worth now, comparing S&P 500 to Precious Metals Funds]

Louis Rukeyser's Mutual Funds *  1101 King St., Suite 400, Alexandria, VA 22314

For more information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. Past performance is no guarantee of future results. Like all other mutual funds, Fund shares are not backed by the U.S. Government. This reprint is not a solicitation for any funds listed herein other than United Services Funds. Investment returns and principal value will fluctuate so that you may have a gain or a loss when you sell shares. U.S. Gold Shares Fund average annual total returns through November 30, 1995: one year -23.99%; five year -7.95%; ten year -2.97%. U.S. World Gold Fund average annual total returns through November 30, 1995: one year 15.38%; five year 12.22%; ten year 6.90%.